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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2000


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


        1-9020                                            98-0115468
(Commission File Number)                       (IRS Employer Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Lafayette, Louisiana - July 21, 2000 - PetroQuest Energy, Inc. (NASDAQ: PQUE;
TSE: PQU), announced today the funding of a private placement of 4,890,000 shares of the Company's common stock at a purchase price of US$2.50 per share for a total consideration of US$12,225,000, before fees and expenses. The proceeds from the private placement will be used to build and install production facilities and for development drilling and completion activities.

The Company has agreed to file a registration statement covering the resale of the Company's common stock issued in the private placement within 30 days after the closing of the transaction. The securities sold in the private placement were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

PetroQuest Energy, Inc. is an oil and gas exploration and production company primarily focused on growing its reserves and shareholder value through a combination of drilling development locations and high potential exploration prospects along and in the Gulf of Mexico.

This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future, including drilling of wells, reserve estimates, future production of oil and gas, future cash flows and other such matters are forward-looking statements. Such forward-looking statements are subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those currently anticipated. These factors include, without limitation, uncertainties inherent in estimating proven oil and gas reserves, future rates of production and timing of development expenditures; results of exploratory and development drilling; operating hazards attendant to the oil and gas business; the successful identification, acquisition and development of properties; and changes in the price received for oil and/or gas which may effect results of operations and cash flows. Readers are cautioned that any such statements are not guarantees of future performance and the company can give no assurances that actual results or developments will not differ materially from those projected in the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits

     None.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 21, 2000               PETROQUEST ENERGY, INC.


                                   By: /s/ Robert R. Brooksher
                                       -----------------------------------------
                                       Robert R. Brooksher
                                       Vice President - Corporate Communications